Exhibit 10.3

FIRST AMENDMENT TO
MASTER LOAN AND SECURITY AGREEMENT

             THIS FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of May 15, 2001, by and between Eligix, Inc. (the “Borrower” or “Eligix”), a Delaware corporation, having its principal place of business and chief executive office at 200 Boston Avenue, Medford, Massachusetts, 02139, and TRANSAMERICA BUSINESS CREDIT CORPORATION (the “Lender”), a Delaware corporation, having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois, 60018.

W I T N E S S E T H:

             WHEREAS, the Borrower and the Lender are parties to the Master Loan and Security Agreement, dated as of July 28, 1999 (as amended, the “Loan Agreement”; capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement unless otherwise defined herein);

             WHEREAS, Eligix and BioTransplant, Inc., a Delaware corporation (“BioTransplant”), have agreed to merge; and

             WHEREAS, the parties hereto desire to amend the Loan Agreement in the manner set forth herein.

             NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Borrower and Lender hereby agree as follows:

             1.          Amendment to Loan Agreement.  Effective as of the date this Amendment is fully executed by the Lender and Borrower hereof, and subject to the satisfaction by the Borrower of conditions as determined by Lender, the Loan Agreement is hereby amended to add BioTransplant as a joint and several borrower and party to the Loan Agreement (hereafter, Eligix, and BioTransplant shall collectively be referred to as “Borrower”).

             2.          Representations and Warranties of Eligix.

                           (a)         Sine July 28, 1999, there has occurred no development, event or change that has had or could reasonably be expected to have a Material Adverse Effect.

                           (b)        No Default or Event of Default has occurred and is continuing.

                           (c)         The representations and warranties of Eligix contained in Section 4 of the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that such representation and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).

                           (d)        This Amendment constitutes the legal, valid and binding obligation of Eligix, enforceable against Eligix in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors’ rights generally and by general principles of equity.

             3.          Representations and Warranties of BioTransplant.  This Amendment constitutes the legal, valid and binding obligation of BioTransplant, enforceable against BioTransplant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors’ rights generally and by general principles of equity.

             4.          Conditions to Amendment.  The obligation of the Lender to consummate this Amendment is subject to the Lenders’ receipt of the following, in form and substance satisfactory to the Lender and its counsel:

             (i)          a certificate of the Secretary or an Assistant Secretary of BioTransplant (“Secretary’s Certificate”) certifying:

(a)         that attached to the Secretary’s Certificate is a true, complete, and accurate copy of the resolutions of the Board of Directors of BioTransplant (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of the Loan Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and that such resolutions have not been amended or modified since the date of such certification and are in full force and effect;

(b)        the incumbency, names, and true signatures of the officers of BioTransplant authorized to sign the Loan Documents to which it is a party; and

(c)         that attached to the Secretary’s Certificate is a true and correct copy of the Articles or Certificate of Incorporation of the Company, as amended, which Articles or Certificate of Incorporation have not been further modified, repealed or rescinded and are in full force and effect;

             (ii)         such other agreements and instruments as the Lender deems necessary in its reasonable discretion in connection with the transactions contemplated hereby.

             5.          Miscellaneous.

                           (a)         Except as expressly amended herein, all of the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect.

                           (b)        Upon the effectiveness of this Amendment, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and all references in the Loan Agreement to the “this Agreement”, “hereof”, “herein”, or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

                           (c)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Lender under any of the Loan Documents, or constitute an amendment or waiver of any provision of any of the Loan Documents.

                           (d)        This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

                           (e)         This Amendment shall constitute a Loan Document.

             6.          GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

Signature page to follow.

Signature page to Amendment.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER

ELIGIX, INC.

By:	/s/ James R. Fitzgerald

Name: James R. Fitzgerald
Title: Senior Vice President
Hereunto Duly Authorized

BORROWER

BIOTRANSPLANT INCORPORATED

By:	/s/ Richard V. Capasso

Name: Richard V. Capasso
Title: Vice President Finance
Hereunto Duly Authorized

LENDER

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:	/s/ Allen M. Sailer

Name: Allen M. Sailer
Title: Vice President
Hereunto Duly Authorized